Events After the Reporting Period	12 Months Ended
Dec. 31, 2019
Disclosure Of Events After Reporting Period [Abstract]
Events After the Reporting Period
22	Events After the Reporting Period
22.1

In December 2019, BioNTech Delivery Technologies GmbH (previously BioNTech Protein Therapeutics GmbH; also referred to as “BioNTech Delivery Technologies”), a wholly owned subsidiary of BioNTech SE, entered into an agreement to acquire all assets, employees and proprietary know-how of Lipocalyx GmbH and its related parties (also referred to as “Lipocalyx”) in exchange for a total consideration of cash at an amount of k€6,516 and additional contingent consideration provisionally estimated at an amount of k€572. Current assets and non-current assets before purchase price allocation accounted for in accordance with German GAAP at an amount of k€139 and k€77 (unaudited amounts) were acquired. No liabilities were assumed as part of this asset deal. The operational drug delivery business of Lipocalyx is based in Halle (Saale), Germany. The employees of Lipocalyx were transferred automatically to BioNTech Delivery Technologies with effect as of the closing date. The acquisition closed on January 6, 2020.

22.2

On January 12, 2020, BioNTech’s Supervisory Board appointed Ryan Richardson to the Management Board as Chief Strategy Officer (CSO) and Managing Director. In his new role he will support and contribute to the creation and implementation of the Company’s long-term growth strategy in collaboration with the management team. Ryan has previously served as Senior Vice President, Corporate Development & Strategy after joining the Company in 2018.

22.3

On January 16, 2020, BioNTech and Neon Therapeutics, Inc. (listed on the Nasdaq) have entered into a definitive merger agreement, under which BioNTech will acquire Neon in an all-stock transaction initially valued at approximately $67.0 million, based on the closing price of BioNTech’s ADSs of $34.55 on Wednesday, January 15, 2020 (also referred to as “Merger”). At closing, BioNTech will issue, and Neon shareholders will receive, 0.063 of BioNTech’s American Depositary Shares, or ADSs, in exchange for each of their shares of Neon. This exchange ratio will not be adjusted for changes in the market price of either our ADSs or Neon common stock between the date the Merger Agreement was signed and completion of the Merger. As a result, changes in the price of our ADSs prior to the completion of the Merger will affect the value of our ADSs delivered upon completion of the Merger. Neon is a biotechnology company developing novel neoantigen-based T cell therapies. The transaction will combine two organizations with a common culture of pioneering translational science and a shared vision for the future of cancer immunotherapy. The Merger is conditioned upon, among other things, the approval of the Merger Agreement by the shareholders of Neon and other customary closing conditions.

22.4

On March 16, 2020 BioNTech announced further details on the Company’s R&D effort, “Project Lightspeed”, to develop a potential vaccine to induce immunity and prevent COVID-19 infection in response to the growing global health threat posed by the disease. BioNTech’s product candidate, BNT162, is a potential first-in-class mRNA vaccine in the worldwide effort against COVID-19. BioNTech intends to initiate clinical testing for BNT162 in late April 2020, subject to regulatory approval, as part of a global clinical development program in Europe (commencing in Germany), the United States and China. The Company has been in close contact with regulatory and scientific authorities around the world and is in ongoing discussions with research organizations to make a vaccine available to the public as quickly as possible worldwide.

As part of its global development program, BioNTech announced a strategic alliance with Shanghai Fosun Pharmaceutical (Group) Co., Ltd (“Fosun Pharma”; Stock Symbol: 600196.SH, 02196.HK) to jointly develop its COVID-19 vaccine in China. Under the agreement, both companies will collaborate to conduct clinical trials in China, leveraging Fosun Pharma’s clinical development, regulatory, and commercial capabilities in the country. Upon regulatory approval, Fosun Pharma will commercialize the vaccine in China, while BioNTech retains the full rights to develop and commercialize the vaccine in the rest of the world. Fosun Pharma will pay BioNTech up to $135 million (€120 million) in upfront and potential future investment and milestone payments, including an equity investment of $50 million (€44 million) for 1,580,777 ordinary shares in BioNTech, subject to execution of share subscription documentation and approval from regulatory authorities in China. Future gross profits from the sale of the vaccine in China will be shared by the two companies.

On March 17, 2020 BioNTech and Pfizer Inc. (NYSE: PFE, “Pfizer”) announced that the companies have agreed to a letter of intent regarding the co-development and distribution (excluding China) of a potential mRNA-based coronavirus vaccine aimed at preventing COVID-19 infection. The companies have executed a Material Transfer and Collaboration Agreement to enable the parties to immediately start working together.